U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2015
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch CO,	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (303)-734-1727
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

(1)	Compensatory Arrangements of Certain Officers

As previously disclosed, L. Heath Sampson was appointed President and Chief Executive Officer (“CEO”) of Advanced Emissions Solutions, Inc. (the “Company”) effective April 1, 2015. Since that date, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) obtained the advice of its compensation adviser with respect to Mr. Sampson’s equity compensation as CEO. At a joint meeting on June 5, 2015, the Committee and the Board approved the grant to Mr. Sampson of Stock Option awards (the “Option Awards” which include the Fully-vested Option Award and the Conditional Option Award, both defined below), and a Stock Appreciation Rights award, all pursuant to the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended (the “2007 Plan”), under the following terms:

•
Stock options to purchase up to 56,250 shares of common stock of the Company that are fully vested and exercisable (the “Fully-vested Option Award”) as of the date of grant, June 5, 2015 (the “Grant Date”);

•
Stock options to purchase up to 243,750 shares of common stock of the Company that will vest in three tranches, subject to stockholder approval of an amendment to the 2007 Plan no later than June 5, 2017 (the “Plan Approval”) as described below in Section (e)(2) of this report. This award (the “Conditional Option Award” ) vests in accordance with the following schedule (the “Vesting Schedule”):

◦	Tranche 1: 43,750 underlying shares, vests immediately upon Plan Approval,

◦
Tranche 2: 100,000 underlying shares, vests upon (i) the earlier of (A) 18 months from the Grant Date, defined below, or (B) upon the first occurrence after the Grant Date of the 30-day volume-weighted average closing price (“VWAP”) of the Company’s stock price equaling or exceeding $20 per share, subject to Mr. Sampson’s Continuous Service, as defined in the 2007 Plan, and (ii) Plan Approval,

◦
Tranche 3: 100,000 underlying shares, vests upon (i) the earlier of (A) 36 months from the Grant Date or (B) upon the first occurrence after the Grant Date of the 30-day VWAP of the Company’s stock price equaling or exceeding $25 per share, subject to Mr. Sampson’s Continuous Service, and (ii) Plan Approval.

Mr. Sampson has also received the following grant, which is payable only if the Conditional Option Award is forfeited as a result of the Company not having obtained Plan Approval on or before June 5, 2017:

•
243,750 units of cash-settled Stock Appreciation Rights (the “SAR Award”), which will vest in three tranches in accordance with the time parameters set forth in the Vesting Schedule (i.e., excluding the Plan Approval).

In no event will Mr. Sampson be vested in both the Conditional Option Award and SAR Award.
The Committee believes the Option Awards and SAR Award are reasonable and in the best interests of the Company and its stockholders and align Mr. Sampson’s equity compensation with the interests of the Company’s stockholders, and provide him, as CEO, with significant incentives to increase the value of the Company.

(2)	Material Amendment to Compensatory Plan
On February 12, 2014, the Committee approved Amendment No. 2 to the 2007 Plan, which was a non-material amendment to permit cash compensation awards under the terms of the 2007 Plan. A copy of Amendment No. 2 is attached to this Form 8-K as Exhibit 10.1. On February 12, 2014, the Board approved Amendment No. 3 to the 2007 Plan, to become effective following the approval by the Company’s stockholders. Amendment No. 3 amends the 2007 Plan to add provisions with regard to performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code. Amendment No. 3 is attached to this Form 8-K as Exhibit 10.2.

On June 5, 2015, the Board approved Amendment No. 4 (the “Amendment”) to the 2007 Plan, to become effective following the approval of the Company’s stockholders at the next annual meeting of stockholders. The Company has not yet scheduled its next Annual Meeting of Stockholders and will be unable to do so until such time as the Company has completed the re-audit and restatement of its financial statements as previously disclosed and filed all delinquent period reports with the U.S. Securities and Exchange Commission.

The Amendment increases the maximum number of shares of the Company’s common stock (“Shares”) that may be awarded in any fiscal year to an individual Grantee, as that term is defined in the 2007 Plan, provided that the exemption from application of Section 162(m) of the Internal Revenue Code described in Section 18 of the 2007 Plan (or any exemption having similar effect) ceases to apply to awards under the 2007 Plan. The maximum number of Shares that may be awarded to a Grantee in such year is four hundred thousand (400,000), increased from one hundred thousand (100,000) previously. The Amendment was approved in part to allow for the Conditional Option Award granted to Mr. Sampson discussed above in Section (e)(1) of this report.

In addition, in connection with a Grantee’s commencement of Continuous Service (as defined), a Grantee who is an Employee may be granted Options for up to an additional one hundred thousand (100,000) Shares which shall not count against the limit of four hundred thousand. Non-Management directors shall not be entitled to receive in any fiscal year Awards, as defined in the 2007 Plan, for more than fifty-thousand (50,000) Shares. These limits were not changed by the Amendment.

The limits are adjustable proportionately in connection with any change in the Company’s capitalization, as set forth in the 2007 Plan. Further, to the extent required by Section 162(m) of the code applied against the limitations with respect to a Grantee, any canceled Option shall continue to count against the maximum number of shares with respect to which Options may be granted to such Grantee. Repricing an Option shall be treated as the cancellation of the existing Option and grant of a new Option.

The foregoing description of the 2007 Plan and the Amendment is not complete and is qualified in its entirety by reference to the 2007 Plan, filed as Exhibit 10.79 to the Quarterly Report on Form 10-Q filed on November 12, 2010, Amendment No. 1 to the 2007 Plan, filed as Exhibit 10.53 to the Annual Report on Form 10-K filed on March 15, 2012, and Amendment No. 2 to the 2007 Plan, Amendment No. 3 to the 2007 Plan and Amendment No. 4 to the 2007 Plan, filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to the Advanced Emissions Solutions, Inc. Amended and Restated 2007 Equity Incentive Plan
10.2	Amendment No. 3 to the Advanced Emissions Solutions, Inc. Amended and Restated 2007 Equity Incentive Plan
10.3	Amendment No. 4 to the Advanced Emissions Solutions, Inc. Amended and Restated 2007 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    June 11, 2015

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to the Advanced Emissions Solutions, Inc. Amended and Restated 2007 Equity Incentive Plan
10.2	Amendment No. 3 to the Advanced Emissions Solutions, Inc. Amended and Restated 2007 Equity Incentive Plan
10.3	Amendment No. 4 to the Advanced Emissions Solutions, Inc. Amended and Restated 2007 Equity Incentive Plan

5